                                  $150,000,000

                                TEREX CORPORATION

                    8-7/8% Senior Subordinated Notes due 2008


                               PURCHASE AGREEMENT

                                                           March 24, 1998



CREDIT SUISSE FIRST BOSTON CORPORATION
CIBC OPPENHEIMER CORP.
MORGAN STANLEY & CO. INCORPORATED
SALOMON BROTHERS INC
BANCBOSTON SECURITIES INC.

    c/o Credit Suisse First Boston Corporation,
            Eleven Madison Avenue,
               New York, N.Y. 10010-3629


Dear Sirs:

         1. Introductory. Terex Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "Purchasers") U.S.$150,000,000 principal amount of its 8-7/8% Senior Subordinated Notes due 2008 ("Notes") to be issued under an indenture, to be dated as of March 31, 1998 (the "Indenture"), between the Company, the guarantors named therein and United States Trust Company of New York, as Trustee, which Notes will be unconditionally guaranteed by Koehring Cranes, Inc., M&M Enterprises of Baraga, Inc., Payhauler Corp., PPM Cranes, Inc., Terex Aerials, Inc., Terex Baraga Products, Inc., Terex Cranes, Inc., Terex Mining Equipment, Inc., Terex-RO Corporation, and Terex-Telelect, Inc. (the "Guarantors," and together with the Company, the "Issuers"). For purposes of this agreement, (i) the term "Offered Securities" means the Notes, together with the guarantees (the "Guarantees") thereof by the Guarantors and (ii) references to "Subsidiaries" or "subsidiaries" of the Company shall include O&K Mining GmbH and its subsidiaries. The United States Securities Act of 1933 is herein referred to as the "Securities Act."

         Pursuant to the agreement dated as of December 18, 1997 (the "Acquisition Agreement"), by and among Terex Mining Equipment Inc. and O&K Orenstein & Koppel Aktiengesellshaft ("Orenstein & Koppel"), among other things,
(i) the Company will indirectly acquire all of the outstanding stock of O&K Mining GmbH ("O&K Mining") and (ii) O&K Mining will become a wholly owned indirect subsidiary of the Company (the above transactions are herein referred to as the "Acquisition"). The net proceeds of the offering of the Notes will be used, together with a portion of the borrowings under the New Credit Facility (as defined below), to finance the Acquisition. At or prior to the issuance and sale of the Notes, the Issuers intend to complete a refinancing plan (the "Refinancing Plan"). The principal elements of the Refinancing Plan are: (i) the issuance and sale of the Notes; (ii) the offer to purchase any and all of the outstanding 13 1/4% Senior Secured Notes due May 15, 2002 (the "Existing Notes") and the solicitation of consents from holders of such Existing Notes (together with offer to purchase the Existing Notes, the "Offer") pursuant to an Offer to Purchase and Consent Solicitation dated February 2, 1998 (the "Offer to Purchase"); (iii) entering into a new secured global credit facility consisting of up to approximately an aggregate of $375 million of term loan facilities and up to approximately an aggregate of $125 million of revolving credit facilities (the "New Credit Facility") with the agents and lenders named therein; and (iv) the repayment in full of indebtedness under the Company's existing domestic and certain of its foreign secured revolving credit facilities (the "Existing Credit Facilities") and the termination of such facilities.

         Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the Registration Rights Agreement (the "Registration Rights Agreement"), to be dated the Closing Date (as hereinafter defined), in substantially the form of Exhibit A hereto. Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") registering an issue of senior subordinated notes identical in all material respects to the Notes (the "Exchange Notes") to be offered in exchange for the Notes (the "Exchange Offer") and (ii) under the circumstances set forth therein, a registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").

         This Agreement, the Indenture, the Offered Securities, the Registration Rights Agreement, the Acquisition Agreement, the Offer to Purchase and the supplemental indenture entered into in connection therewith (the "Supplemental Indenture"), the New Credit Facility and the agreements creating security interests in the assets of the Company for the benefit of the holders of indebtedness arising under the New Credit Facility (together with the New Credit Facility, the "Bank Agreement") are sometimes referred to in this Agreement, individually, as a "Transaction Document" and, collectively, as the "Transaction Documents," and the Acquisition, the Offer, the execution and delivery of the Bank Agreements, the repayment and termination of the Existing Credit Facilities, the execution and delivery of the Indenture and the issuance and sale of the Offered Securities are sometimes referred to herein, individually, as a "Transaction" and collectively, as the "Transactions."

         Each of the Issuers, jointly and severally, hereby agrees with the several Purchasers as follows:

         2. Representations and Warranties of the Company. Each of the Issuers, jointly and severally, represents and warrants to, and agrees with, the several Purchasers that:

                  (a) A preliminary offering circular dated March 5, 1998, and an offering circular relating to the Offered Securities to be offered by the Purchasers have been prepared by the Company. Such preliminary offering circular and offering circular (including material incorporated by reference therein), as supplemented as of the date of this Agreement, together with any other document approved by the Company for use in connection with the contemplated resale of the Offered Securities are hereinafter collectively referred to as the "Offering Document". On the date of this Agreement, the Offering Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Purchaser through Credit Suisse First Boston Corporation ("CSFBC") specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b). Except as disclosed in the Offering Document, the Company's Annual Report on Form 10-K most recently filed with the Securities and Exchange Commission (the "Commission") and all subsequent reports (collectively, the "Exchange Act Reports") which have been filed by the Company with the Commission or sent to stockholders pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") did not include, as of their respective dates, any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

                  (b) Each of the Issuers has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with the corporate power and authority to own its properties and conduct its business as described in the Offering Document; and each of the Issuers is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

                  (c) Each subsidiary of the Company other than the Guarantors that (i) generated 5% or more of the revenues, (ii) generated 5% or more of the operating income, or (iii) held 5% or more of the assets, in each case, of the Company and its subsidiaries on a consolidated basis as reflected in the financial statements included in the Offering Document under the heading "Pro Forma Financial Information" (each, a "Significant Non-Guarantor Subsidiary," and, together with the Guarantors, each a "Significant Subsidiary"), has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with the corporate power and authority to own its properties and conduct its business as described in the Offering Document; and each Significant Non-Guarantor Subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; all of the issued and outstanding capital stock of the Company and of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and, except as expressly disclosed or incorporated by reference in the Offering Document and except for pledges in favor of Credit Suisse First Boston, as collateral agent, under the New Credit Facility, the capital stock of each Significant Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                  (d) The Indenture has been duly authorized by all necessary corporate action; the Offered Securities have been duly authorized by each of the Issuers by all necessary corporate action; and when the Offered Securities are delivered and paid for pursuant to this Agreement and the Indenture on the Closing Date (as defined below), the Indenture will have been duly executed and delivered by each of the Issuers, such Offered Securities will have been duly executed, authenticated, issued and delivered by each of the Issuers and will conform in all material respects to the description thereof contained in the Offering Document and the Indenture and such Offered Securities will constitute valid and legally binding obligations of each of the Issuers, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (e) Except as disclosed or reflected in the fees and expenses set forth in the Offering Document, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Purchaser for a brokerage commission, finder's fee or other like payment in connection with the Transactions.

                  (f) Except for (a) that certain Registration Rights Agreement, dated as of December 9, 1994, by and among Randolph W. Lenz, David J. Langevin, Marvin B. Rosenberg and the Company, (b) that certain Warrant Registration Rights Agreement, dated as of December 20, 1993, by and among the Company and the parties signatory thereto, (c) that certain Registration Rights Agreement, dated May 9, 1995, between the Company, Jefferies & Company, Inc., and Dillon, Read & Co. Inc., and (d) that certain Agreement, dated as of November 2, 1995, between the Company and Randolph W. Lenz, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                  (g) Except for those which have been previously obtained or as to which the failure to obtain would not, individually or in the aggregate, have a material adverse effect on the consummation of the Transactions by the Issuers, no consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the Transactions as contemplated by
         (i) this Agreement in connection with the issuance and sale of the Offered Securities by the Issuers, or (ii) any other Transaction Documents in connection with the consummation of the transactions contemplated therein.

                  (h) The execution, delivery and performance by each of the Company and its subsidiaries (to the extent each is a party thereto) of each of the Transaction Documents and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Significant Subsidiary of the Company or any of their properties, or (ii) any agreement or instrument to which the Company or any such Significant Subsidiary is a party or by which the Company or any such Significant Subsidiary is bound or to which any of the properties of the Company or any such Significant Subsidiary is subject, or (iii) the charter or by-laws of the Company or any such Significant Subsidiary, except (A) in each case, that any rights to indemnity and contribution may be limited by federal and state securities laws and public policy considerations and (B) in the case of clauses (i) and (ii) for such breaches, violations or defaults as would not, individually or in the aggregate, have a material adverse effect on the consummation of the Transactions by such parties; and each of the Issuers has full corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

                  (i) This Agreement has been duly authorized, executed and delivered by the Company. Each of the other Transaction Documents has been, or as of the Closing Date will have been, duly authorized, executed and delivered by each of the Company and its subsidiaries (to the extent each is a party thereto) and each Transaction Document conforms or will conform in all material respects to the descriptions thereof contained in the Offering Document and each Transaction Document (other than this Agreement) is or will constitute valid and legally binding obligations of the Company and its subsidiaries (to the extent each is a party thereto), enforceable in accordance with its respective terms, except that any rights to indemnity and contribution may be limited by federal and state securities laws and public policy considerations and subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (j) Except as disclosed in the Offering Document, the Company and its Significant Subsidiaries have good title to all real properties and all other properties and assets owned by them that are material to the Company and its subsidiaries taken as a whole, in each case free from liens and encumbrances that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Document, the Company and its Significant Subsidiaries hold any leased real or personal property that is material to the Company and its subsidiaries taken as a whole under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.
                  (k) The Company and its subsidiaries possess all certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  (l) Except as disclosed in the Offering Document, no labor strike, slowdown, stoppage or dispute (except for routine disciplinary and grievance matters) with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  (m) The Company and its subsidiaries own, possess, have the right to use, or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") used in the conduct of the business now operated by them, except for such failures to so own, possess or have the right to use or acquire such intellectual property rights which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect.

                  (n) Except as disclosed in the Offering Document, neither the Company nor any of its subsidiaries (i) is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"),
         (ii) owns or operates any real property that to the knowledge of the Company is contaminated with any substance that is subject to any environmental laws, (iii) is to the knowledge of the Company liable for any off-site disposal or contamination pursuant to any environmental laws, or (iv) is to the knowledge of the Company subject to any claim relating to any environmental laws, in each case, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                  (o) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that have a reasonable likelihood of being adversely determined and, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Transaction Documents, or which are otherwise material in the context of the sale of the Offered Securities and the consummation of the other Transactions; and no such actions, suits or proceedings are threatened in writing or, to the Company's knowledge, contemplated.

                  (p) The financial statements included or incorporated by reference in the Offering Document present fairly in all material respects the financial position, as applicable, (a) of the Company and its consolidated subsidiaries, (b) of PPM Cranes, Inc. and its consolidated subsidiaries, (c) of the Simon Access Companies (as defined in the Offering Document), and (d) of O&K Mining GmbH and its consolidated subsidiaries, in each case as of the dates shown and their results of operations and cash flows for the periods shown (subject in the case of interim financial statements to normal year-end adjustments), and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis and the schedules included or incorporated by reference in the Offering Document present fairly the information required to be stated therein. The assumptions used in preparing the pro forma financial statements included in the Offering Document provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                  (q) Except as disclosed in the Offering Document, since the date of the latest financial statements included in the Offering Document, there has been no material adverse change, nor any development or event that could reasonably be expected to result in a material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (r) None of the Issuers is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"); and each of the Issuers is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document and the consummation of the other Transactions, will not be an "investment company" as defined in the Investment Company Act.

                  (s) No securities of the Company or any of its subsidiaries the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

                  (t) Assuming the representations of the Purchasers set forth in Section 4 below are true and correct in all material respects and that the Purchasers comply in all material respects with applicable federal and state securities laws and regulations in connection with the initial resale of the Offered Securities, the offer and sale of the Offered Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation S thereunder; and it is not necessary to qualify an indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  (u) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("Regulation S") under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(b) of Regulation S. The Company, its affiliates and any person acting on its or their behalf have complied in all material respects and will comply in all material respects with the offering restrictions requirement of Regulation S. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

                  (v) The Company is subject to Section 13 or 15(d) of the Exchange Act.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company, at a purchase price of 96.576% of the principal amount thereof plus accrued interest from March 31, 1998 to the Closing Date (as hereinafter defined), the respective principal amounts of Securities set forth opposite the names of the several Purchasers in Schedule A hereto.

         The Company will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global securities in definitive form (the " Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Offered Securities shall be made by the Purchasers in Federal (same day) funds by official check or checks drawn to the order of Terex Corporation or wire transfer to an account at a bank designated by the Company and reasonably acceptable to CSFBC at the office of Skadden, Arps, Slate, Meagher & Flom LLP at 9:00 A.M. (New York time), on March 31, 1998, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "Closing Date," against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Securities. The Global Securities will be made available for checking at the above office at least 24 hours prior to the Closing Date.

         4. Representations by Purchasers; Resale by Purchasers.

                  (a) Each Purchaser severally represents and warrants to the Company that it is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

                  (b) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Company.

                  (c) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

                  (d) Each of the Purchasers severally represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Offered Securities will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

                  (e) Each Purchaser understands that the Offered Securities are being sold to it hereunder in a transaction not involving a public offering in the United States within the meaning of the Securities Act, that the Offered Securities have not been, and except as described in the Registration Rights Agreement, will not be registered under the Securities Act, and that such Purchaser will only offer such Offered Securities for resale only (i) inside the United States to persons whom such Purchaser reasonably believes is a "qualified institutional buyer" meeting the requirements of Rule 144A under the Securities Act, (ii) outside the United States in a transaction complying with Rule 904 under the Securities Act, (iii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if available), or (iv) pursuant to an effective registration statement under the Securities Act, and, in each case of clauses (i) through
         (iv), in accordance with any applicable securities laws of any state of the United States, and such Purchaser will notify any subsequent purchaser from it of such Offered Securities of the resale restrictions applicable to the Offered Securities referred to in the Indenture.

                  (f) Each Purchaser represents and agrees that it is not acquiring the Offered Securities with a view to any distribution thereof in a transaction that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction.

                  (g) Each Purchaser understands and acknowledges that the availability of an exemption from registration under the Securities Act of the offer and sale of the Offered Securities depends in part on, and the Issuers and, for the purposes of the opinions to be delivered to the Purchasers pursuant to Section 6 hereof, counsel for the Issuers and counsel for the Purchasers will rely upon, the accuracy of the foregoing representations, and such Purchaser hereby consents to such reliance.

         5. Certain Agreements of the Company. Each of the Issuers, jointly and severally, agrees with the several Purchasers that:

                  (a) The Company will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFBC's consent, which consent shall not be unreasonably withheld or delayed. If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company promptly will notify CSFBC of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither CSFBC's consent to, nor the Purchasers' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (b) The Company will furnish to CSFBC copies of any preliminary offering circular, the Offering Document and all amendments and supplements to such documents, in each case in such quantities as CSFBC reasonably requests. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to CSFBC (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Purchasers all such documents.

                  (c) The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as CSFBC reasonably designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers.

                  (d) During the period of two years hereafter, the Company will furnish to CSFBC and, upon request, to each of the other Purchasers, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to CSFBC and, upon request, to each of the other Purchasers as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act, or mailed to stockholders.

                  (e) During the period of two years after the Closing Date, the Company will, upon request, furnish to CSFBC and the other Purchaser and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

                  (f) During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

                  (g) During the period of two years after the Closing Date, each of the Issuers will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

                  (h) The Company will pay all expenses incidental to the performance of its obligations under this Agreement and the Indenture, including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities, the preparation and printing of this Agreement, the Indenture, the Offered Securities, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities; (iii) the cost of listing the Offered Securities and qualifying the Offered Securities for trading in The PortalSM Market ("PORTAL") and any expenses incidental thereto; (iv) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities;
         (v) for any expenses (including reasonable fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto; (vi) for any fees charged by investment rating agencies for the rating of the Securities; and (vii) for expenses incurred in distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Purchasers. The Company will also pay for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities.

                  (i) In connection with the offering, until CSFBC shall have notified the Company and the other Purchasers of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

                  (j) During the period beginning on the date hereof and continuing to and including the Closing Date, none of the Issuers will offer, sell, contract to sell, announce their intention to sell, pledge or otherwise dispose of, directly or indirectly, any United States dollar- or Deutsche Mark- denominated debt securities issued or guaranteed by any of the Issuers and having a maturity of more than one year from the date of issue. None of the Issuers will at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Offered Securities.

         6. Conditions of the Obligations of the Purchasers. The obligations of the Purchasers to purchase and pay for the Offered Securities will be subject to the accuracy in all material respects of the representations and warranties on the part of the Issuers herein, to the accuracy in all material respects of the statements of officers of the Issuers made pursuant to the provisions hereof, to the performance by the Issuers of their respective obligations hereunder and to the following additional conditions precedent:

                  (a) (I) The Purchasers shall have received a letter, dated the date of this Agreement, of Price Waterhouse LLP confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder ("Rules and Regulations") and stating to the effect that:

                           (i) in their  opinion the  financial  statements  and
                  schedules examined by them and included or incorporated by reference in the Offering Document comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

                           (ii) they have performed the procedures  specified by
                  the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in or incorporated by reference in the Offering Document;

                           (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, and of all subsidiaries of the Company for which such interim financial statements are provided, inquiries of officials of the Company, and of such subsidiaries, who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A) with respect to the unaudited  financial
                           statements included in or incorporated by reference in the Offering Document, that any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                                    (B) at the  date  of  the  latest  available
                           balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in long-term debt of the Company and its consolidated subsidiaries or, as compared with amounts shown on the latest balance sheet included in the Offering Document; or

                                    (C) for the period from the closing  date of
                           the latest income statement included in the Offering Document to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Offering Document, in consolidated net sales or in the total amounts of consolidated net income;

                  except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Offering Document disclose have occurred or may occur or which are described in such letter;

                           (iv) they have  performed  the  procedures  specified
                  therein on the pro forma financial statements included in or incorporated by reference in the Offering Document;

                           (v) on the basis of the review  referred to in clause
                  (iv) above, nothing came to their attention that caused them to believe that the pro forma financial statements included in or incorporated by reference in the Offering Document do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

                           (vi) they have compared  specified dollar amounts (or
                  percentages derived from such dollar amounts) and other financial information contained in the Offering Document (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                           (II) The  Purchasers  shall  have  received a letter,
         dated the date of this Agreement, of C&L Treuhand-Vereinigung confirming that they are independent public accountants within the meaning of the Securities Act and the Rules and Regulations and stating to the effect that:

                           (i) in their  opinion the  financial  statements  and
                  schedules examined by them and included in the Offering Document comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

                           (ii) they have performed the procedures  specified by
                  the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Offering Document;

                           (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of O&K Mining GmbH, and of all subsidiaries of O&K Mining GmbH for which such interim financial statements are provided, inquiries of officials of O&K Mining GmbH, and of such subsidiaries, who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A)  the  unaudited   financial   statements
                           included in the Offering Document do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                                    (B) at the  date  of  the  latest  available
                           balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any material increase in long-term debt of O&K Mining GmbH and its consolidated subsidiaries or, as compared with amounts shown on the latest balance sheet included in the Offering Document; or

                                    (C) for the period from the closing  date of
                           the latest income statement included in the Offering Document to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Offering Document, in consolidated net sales or in the total or per share amounts of consolidated net income or in the ratio of earnings to fixed charges of O&K Mining GmbH and its subsidiaries;

                  except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Offering Document disclose have occurred or may occur or which are described in such letter; and

                           (iv) they have compared  specified dollar amounts (or
                  percentages derived from such dollar amounts) and other financial information contained in the Offering Document (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of O&K Mining GmbH and its subsidiaries subject to the internal controls of O&K Mining GmbH's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                           (III) The Purchasers shall have received a letter, dated the date of this Agreement, of KPMG Peat Marwick LLP confirming that they are independent public accountants within the meaning of the Securities Act and the Rules and Regulations and stating to the effect that:

                           They  have  compared  specified  dollar  amounts  (or
                  percentages derived from such dollar amounts) and other financial information contained in the Offering Document (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Payhauler Corp. subject to the internal controls of Payhauler Corp.'s accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                  (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (A) any change, or any development or event that could reasonably be expected to result in a change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, which, in the judgment of a majority in interest of the Purchasers including CSFBC, is material and adverse to the Company and its subsidiaries taken as a whole and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment  for the Offered  Securities;  (B) any  downgrading  in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating in effect on the date of this Agreement of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (C) any suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (D) any banking moratorium declared by U.S. Federal or New York authorities; or (E) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Purchasers including CSFBC, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

                  (c) The Purchasers shall have received an opinion, dated such Closing Date, of Robinson Silverman Pearce Aronsohn & Berman LLP, counsel for the Company, that:

                           (i) The Issuers organized under the laws of the State
                  of Delaware and each Significant Subsidiary organized under the laws of the State of Delaware have been duly incorporated and are existing corporations in good standing under the laws of their respective jurisdictions of incorporation, with corporate power and authority to own their respective properties and conduct their respective businesses as described in the Offering Document;

                           (ii)  Each  of this  Agreement,  the  Indenture,  the
                  Offered Securities, the Registration Rights Agreement, the Supplemental Indenture and any documents delivered to the holders of Existing Notes in connection with the Offer to Purchase (collectively, the "Closing Documents") has been duly authorized, executed and delivered by each of the Company and its subsidiaries (to the extent each is a party thereto); the Offered Securities have been duly authorized, executed, authenticated, issued and delivered by each of the Issuers and each of the Closing Documents conforms in all material respects to the description thereof contained in the Offering Document; and each of the Closing Documents (other than this Agreement) constitutes valid and legally binding obligations of the each of the Company and its subsidiaries (to the extent each is a party thereto) enforceable in accordance with its respective terms, except that any rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy consideration and subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (iii) Each of the  Issuers is not and,  after  giving
                  effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the

                  Offering Document and the consummation of the other Closing Transactions (as defined below), will not be an "investment company" as defined in the Investment Company Act;

                           (iv) Except for (a) filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (b) the filing made with the German Federal Cartel Office, (c) the telephonic no-action position expressed on January 30, 1998, by the Securities and Exchange Commission in connection with the Offer, and (d) those consents as to which the failure to obtain would not, individually or in the aggregate, have a material adverse effect on the consummation of the relevant Closing Transaction, no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company or any Significant Subsidiary incorporated under the laws of the State of New York or the State of Delaware ("Domestic Significant Subsidiaries") under any Applicable Law (as defined) for the consummation of the transactions contemplated by the Closing Documents or otherwise in connection with the Offer, the execution and delivery of the Indenture and the issuance and sale of the Offered Securities (the "Closing Transactions"), except such as may be required under state securities laws (with respect to which such counsel need express no opinion);

                           (v) The execution and delivery by the Company and its
                  subsidiaries (to the extent each is a party thereto) of, and performance by such parties of their respective obligations under, each of the Closing Documents (including the issuance and sale of the Offered Securities) and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any Applicable Law or order known to such counsel of any governmental agency or body or any court having jurisdiction over the Company or any Domestic Significant Subsidiary or any material portion of their respective properties (except that any rights to indemnity and contribution herein may be limited by federal and state securities laws and public policy considerations), or any agreement or instrument filed as an exhibit to the Company's Exchange Act Reports, or the charter or by-laws of the Company or any Domestic Significant Subsidiary;

                           (vi) While such  counsel is not passing upon and does
                  not assume responsibility for, and shall not be deemed to have independently verified the accuracy, completeness or fairness of the statements contained in any of the Closing Documents or in the Bank Agreements (except statements made under the caption "Description of the Notes" and "Description of the New Bank Credit Facility" of the Offering Document insofar as they relate to legal matters), such counsel shall state that no facts have come to such counsel's attention in the course of participating with officers and representatives of the Company in the preparation of the Offering Document (except for financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion) to lead it to believe that any part of the Offering Document, as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Offering Document, as of its date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in the Offering Document of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings that were required to be described in any of the Exchange Act Reports as of their respective dates which are not described as required or of any contracts or documents of a character that were required to be described in any of the Exchange Act Reports as of their respective dates or to be filed as exhibits to the respective Exchange Act Reports as of their respective dates which are not described and filed as required.

                           (vii) Assuming that the representations of the Purchasers set forth in Section 4 of this Agreement are true and correct in all material respects and that the Purchasers comply in all material respects with applicable federal and state securities laws and regulations in connection with the initial resale of the Offered Securities, it is not necessary in connection with (i) the offer, sale and delivery of the Offered Securities by the Company to the several Purchasers pursuant to this Agreement or (ii) the resales of the Offered Securities by the several Purchasers in the manner contemplated by this Agreement, to register the Offered Securities under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act.

                                Such  counsel may state  that,  as it relates to
                  enforceability, the opinions expressed in clause (v) are limited by (1) bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally and (2) equitable principles of general applicability. Such counsel may also qualify such opinion in other respects reasonably acceptable to the Purchasers.

                  (d) The Underwriter shall have received an opinion, dated such Closing Date, of Eric I Cohen, general counsel of the Company, to the effect that:

                           (i) The Issuers and each Significant Subsidiary incorporated within the United States of America (the "Domestic Significant Subsidiaries") have been duly incorporated and are existing corporations in good standing under the laws of their respective jurisdictions of incorporation, with corporate power and authority to own their respective properties and conduct their respective businesses as described in the Offering Documents; and the Issuers and each Domestic Significant Subsidiary are duly qualified to do business as foreign corporations in good standing in all other jurisdictions in which their ownership or lease of property or the conduct of their business requires such qualifications, except to the extent that the failure to be so qualified and in good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Based on my review of organizational documents (or English translations thereof) of each Significant Subsidiary incorporated outside the United States of America (the "Foreign Significant Subsidiaries") and interviews and statements of persons who are informed as to the formation and status of the Foreign Significant Subsidiaries, the Foreign Significant Subsidiaries have been duly incorporated and are existing corporations in good standing under the laws of their respective countries of organization, with corporate power and authority to own their respective properties and conduct their respective businesses as described in the Offering Document; based on my review of organizational documents (or English translations thereof) of the Foreign Significant Subsidiaries and interviews and statements of persons who are informed as to the formation and status of the Foreign Significant Subsidiaries, the Foreign Significant Subsidiaries are duly qualified to do business as foreign corporations in good standing in all other jurisdictions in which their ownership or lease of property or the conduct of their business requires such qualifications, except to the extent that the failure to be so qualified and in good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                           (ii) Based upon my examination of the corporate stock
                  books and records of each of the Domestic Significant Subsidiaries and the corporate stock books and records (or English translations thereof) of the Foreign Significant Subsidiaries and interviews and statements of persons who are informed as to the status of the Foreign Significant Subsidiaries, all outstanding shares of the capital stock of the Company and each Significant Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and conform in all material respects to the description thereof contained in the Exchange Act Reports; and the securityholders of each the Issuers have no preemptive rights with respect to the Offered Securities;

                           (iii) Except for those agreements  referred to in the
                  representation set forth in Section 2(f) hereof, there are no contracts, agreements or understandings known to such counsel between any of the Issuers and any person granting such person the right to require any of the Issuers to file a registration statement under the Act with respect to any securities of any of the Issuers owned or to be owned by such person or to require any of the Issuers to include such securities in securities being registered pursuant to any other registration statement filed by any of the Issuers under the Securities Act;
                           (iv) Except for (a) filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (b) the filing made with the German Federal Cartel Office, (c) the telephonic no-action position expressed on January 30, 1998, by the Securities and Exchange Commission in connection with the Offer, and (d) those consents as to which the failure to obtain would not, individually or in the aggregate, have a material adverse effect on the consummation of the relevant Transaction, no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company or any Significant Subsidiary under any Applicable Law for the consummation of the Transactions or otherwise in connection with the sale of the Offered
                  Securities, except such as may be required under state securities laws (with respect to which such counsel need express no opinion);

                           (v) The  execution  and delivery of, and  performance
                  by, each of the Company and its subsidiaries (to the extent each is a party thereto) of its obligation under, each of the Transaction Documents (including the issuance and sale of the Offered Securities) will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any Applicable Law or order known to such counsel of any governmental agency or body or any court having jurisdiction over the Company or any Significant Subsidiary or any of their respective properties (except that any rights to indemnity and contribution herein may be limited by federal and state securities laws and public policy considerations), or any agreement or instrument to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary is bound or to which any of the properties of the Company or any Significant Subsidiary is subject, or the charter or by-laws of the Company or any Significant Subsidiary, and each of the Issuers has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

                           (vi) This Agreement has been duly authorized, executed and delivered by each of the Issuers. Each of the other Transaction Documents has been duly authorized, executed and delivered by each of the Company and its subsidiaries (to the extent each is a party thereto); the Offered Securities have been duly authorized, executed, authenticated, issued and delivered by each of the Issuers and each of the Transaction Documents conforms in all material respects to the description thereof contained in the Offering Document; and each of the Transaction Documents (other than this Agreement and the Acquisition Agreement) constitutes valid and legally binding obligations of the each of the Company and its subsidiaries

                  (to the extent each is a party thereto) enforceable in accordance with its respective terms, except that any rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy considerations and subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (vii)While  such counsel is not passing upon and does
                  not assume responsibility for, and shall not be deemed to have independently verified the accuracy, completeness or fairness of the statements contained in any of the Transaction
                  Documents (except statements made under the caption "Description of the Notes" and "Description of the New Bank Credit Facility" of the Offering Document insofar as they relate to legal matters), such counsel shall state that no facts have come to such counsel's attention in the course of participating with officers and representatives of the Company in the preparation of the Offering Document (except for financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion) to lead it to believe that any part of the Offering Document, as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Offering Document, as of its date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in the Offering Document of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any legal or governmental proceedings that were required to be described in any of the Exchange Act Reports as of their respective dates which are not described as required or of any contracts or documents of a character that were required to be described in any of the Exchange Act Reports as of their respective dates or to be filed as exhibits to the respective Exchange Act Reports as of their respective dates which are not described or filed as required.

                           Such  counsel  may  state  that,  as  it  relates  to
                  enforceability, the opinions expressed in clause (vi) are limited by (1) bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally and (2) equitable principles of general applicability. Such counsel may also qualify such opinion in other respects reasonably acceptable to the Purchasers.


                  (e) The Purchasers shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Purchasers, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities, the Offering Document, the exemption from registration for the offer and sale of the Offered Securities by the Company to the several Purchasers and the resales by the several Purchasers as contemplated hereby and other related matters as CSFBC may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (f) The Purchasers  shall have received a  certificate,  dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the each of the Issuers in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of such Issuer in this Agreement are true and correct, that such Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the date of the most recent financial statements in the Offering Document, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth in or contemplated by the Offering Document or as described in such certificate.

                  (g) The Purchasers shall have received letters, dated the Closing Date, of Price Waterhouse LLP which meets the requirements of subsection (a)(I) of this Section, of C&L Treuhand-Vereinigung which meets the requirements of subsection (a)(II) of this Section, and of KPMG Peat Marwick LLP which meets the requirements of subsection
         (a)(III) of this Section, except that, in each case, the specified date referred to in such subsections will be a date not more than three business days prior to the Closing Date for the purposes of this subsection.

                  (h) The Company, the Guarantors and the Trustee shall have entered into the Indenture and you shall have received counterparts, conformed as executed, thereof.

                  (i) The Company and the Guarantors shall have entered into the Registration Rights Agreement and you shall have received counterparts, conformed as executed, thereof.

                  (j) The Offered Securities shall have been designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the PORTAL market.

                  (k) On or prior to the Closing Date, (i)(a) the Issuers shall have entered into the Bank Agreements and all conditions precedent to the effectiveness thereof shall have been satisfied or waived and (b) each of the Transactions shall have been consummated; (ii) such transactions described in the foregoing clause (i) shall continue to be in full force and effect in accordance with the terms thereof; and
         (iii) the Company shall have provided to each of the Purchasers and counsel to the Purchasers copies of all Transaction Documents delivered to the parties relating to the Transactions (including but not limited to legal opinions relating thereto).

                  (l) The Purchasers shall have been furnished with a copy of the opinions delivered on behalf of Issuers in connection with the Transactions, which opinions shall expressly state that the Purchasers are justified in relying upon the opinions therein.

                  (m) The Purchasers shall have received an opinion, dated such Closing Date, of Wessing & Berrenberg-Gossler, special German counsel for the Company, regarding the enforceability of the Acquisition Agreement and such other matters as reasonably requested by the Purchasers, which opinion shall be in form and substance reasonably satisfactory to counsel for the Purchasers.

         The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. CSFBC may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder.

         7. Indemnification and Contribution. (a) Each of the Issuers, jointly and severally, will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability (or actions in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in conformity with written information furnished to the Company by any Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.

                  (b) Each Purchaser  will  severally and not jointly  indemnify and hold harmless each of the Issuers against any losses, claims, damages or liabilities to which such Issuers may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in conformity with information furnished to the Company by such Purchaser through CSFBC specifically for use therein, and will reimburse each Issuer for any legal or other expenses reasonably incurred by the Issuers in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of (i) the following information in the Offering Document furnished on behalf of each Purchaser: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Purchasers, the legend concerning over-allotments and stabilizing on the inside front cover page, and the information concerning over-allotments and stabilizing appearing in the seventh paragraph under the caption of "Plan of Distribution";

                           (ii) the following information in the Offering Document furnished on behalf of CSFBC, CIBC Oppenheimer Corp., BancBoston Securities Inc. and Salomon Brothers Inc, as applicable:

                           Credit Suisse First Boston and its affiliates provide, and have in the past provided, certain financial and investment advisory services to the Company. In July 1997, Credit Suisse First Boston Corporation and Salomon Brothers Inc acted as underwriters in connection with a public offering by the Company and certain selling stockholders of shares of common stock of the Company. In December 1997, Credit Suisse First Boston Corporation acted as the underwriter for a public offering by certain selling stockholders of the Company of shares of common stock of the Company. Credit Suisse First Boston Corporation is also acting as a financial advisor to the Company in connection with the O&K Acquisition, and Credit Suisse First Boston, an affiliate of Credit Suisse First Boston Corporation, will be a lender and the Administrative Agent under the New Bank Credit Facility. Canadian Imperial Bank of Commerce, an affiliate of CIBC Oppenheimer Corp., will be a lender and a Co-Documentation Agent under the New Bank Credit Facility, and BankBoston, N.A., an affiliate of BancBoston Securities Inc., was the Agent and a lender under one of the Existing Credit Facilities and will be a lender and the Syndication Agent under the New Bank Credit Facility. Credit Suisse First Boston Corporation and Salomon Brothers Inc are acting as Dealer Managers and Solicitation Agents in connection with the Offer to Purchase and the Consent Solicitation.

                           and (iii) the following  information  in the Offering
                  Document furnished on behalf of CIBC Oppenheimer Corp.:

                           Bruce I. Raben, a director of the Company, is a managing director of CIBC Oppenheimer Corp., one of the Initial Purchasers.

                  (c) Promptly after receipt by an indemnified  party under this
Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In no event shall an indemnifying party be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. An indemnifying party shall not be liable for any settlement of any proceeding effected without its prior written consent; provided, however, that if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                  (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers bear to the total discounts and commissions received by the Purchasers from the Issuers under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The obligations of the Issuers under this Section shall be in addition to any liability which the Issuers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions to each person, if any, who controls the Issuers within the meaning of the Securities Act or the Exchange Act.

         8. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase Offered Securities hereunder and the aggregate principal amount of Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase. If any Purchaser or Purchasers so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Offered Securities and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company, except as provided in Section 9. As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of each of the Issuers or its officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Issuers or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Issuers shall remain responsible for the expenses to be paid or reimbursed by them pursuant to
Section 5 and the respective obligations of the Issuers and the Purchasers pursuant to Section 7 shall remain in effect; if any Offered Securities have been purchased hereunder, the Issuers shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Issuers and the Purchasers pursuant to Section 7 shall remain in effect, and the representations and warranties in Section 2 and all other obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (C), (D) or (E) of Section 6(b)(ii), the Company will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department -
Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Terex Corporation, 500 Post Road East, Westport, CT 06880, Attention: Eric I Cohen; provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties thereto.

          12. Representation of Purchasers. You will act for the several Purchasers in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Purchasers jointly or by CSFBC will be binding on all of the Purchasers.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

         EACH OF THE ISSUERS HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Issuers and the several Purchasers in accordance with its terms.

                                Very truly yours,

                                TEREX CORPORATION



                                By.......................
                                Name:
                                Title:




                                KOEHRING CRANES, INC.




                                By.......................
                                Name:
                                Title:



                                M&M ENTERPRISES OF BARAGA, INC.




                                By.......................
                                Name:
                                Title:



                                PAYHAULER CORP.




                                By........................
                                Name:
                                Title:



                                PPM CRANES, INC.




                                By.......................
                                Name:
                                Title:

                                TEREX AERIALS, INC.




                                By.......................
                                Name:
                                Title:



                                TEREX BARAGA PRODUCTS, INC.




                                By.......................
                                Name:
                                Title:



                                TEREX CRANES, INC.




                                By......................
                                Name:
                                Title:


                                TEREX MINING EQUIPMENT, INC.




                                By......................
                                Name:
                                Title:



                                TEREX-RO CORPORATION




                                By......................
                                Name:
                                Title:


                                TEREX-TELELECT, INC.




                                 By......................
                                 Name:
                                 Title:

The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.


CREDIT SUISSE FIRST BOSTON CORPORATION
CIBC OPPENHEIMER CORP.
MORGAN STANLEY & CO. INCORPORATED
SALOMON BROTHERS INC
BANCBOSTON SECURITIES INC.

By: CREDIT SUISSE FIRST BOSTON CORPORATION


         By..............................
         Name:
         Title:

                                   SCHEDULE A



                                                  Principal Amount of
        Initial Purchaser                          Offered Securities
     ----------------------                      -----------------------

Credit Suisse First Boston Corporation..........      $75,000,000

CIBC Oppenheimer Corp...........................       22,500,000

Morgan Stanley & Co. Incorporated...............       22,500,000

Salomon Brothers Inc............................       22,500,000

BancBoston Securities Inc.......................        7,500,000
                                                     ------------
                    Total.......................     $150,000,000
                                                     ============